UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 17, 2004



                       ATLANTIC COAST FEDERAL CORPORATION
             (Exact name of Registrant as specified in its charter)



            Federal                     000-50962              59-3764686
            --------                    ---------              ----------
  (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                   Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                    (Address of principal executive offices)

                                 (800) 342-2824
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other events.

              On December 17, 2004, the Company issued a press release announcing that it has been added to the Russell 3000 and Russell 2000 Indices as of December 17, 2004, and included in the America's Community Banker's NASDAQ Index of Community Banks as of December 1, 2004.. The full text of the press release is set forth in Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits.

                        99.1        Press Release dated December 17, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ATLANTIC COAST FEDERAL CORPORATION


Date:  December 17, 2004          By:  /s/  Robert J. Larison, Jr.
                                       -------------------------------------
                                            Robert J. Larison, Jr.
                                       President and Chief Executive Officer
                                       (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit(s)
---------                  -------------------------
    99.1                   Copy of press release issued by the
                           Company on December 17, 2004.